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                                                                      EXHIBIT 99

                           SUBSCRIPTION AGREEMENT AND
                                INVESTMENT LETTER


GalaGen Inc.
Suite 301
301 Carlson Parkway
Minnetonka, Minnesota  55305


Gentlemen:

         The undersigned hereby subscribes for and offers to purchase from GalaGen Inc., a Delaware corporation (the "Company"), __________ shares of Common Stock of the Company, par value $.01 per share (the "Shares"), and a warrant (the "Warrant") to purchase ______ shares of Common Stock of the Company, subject to adjustment as noted therein, substantially in the form of Exhibit A hereto. The undersigned further understands that the offering is being made without registration of the Shares or the Warrant under the Securities Act of 1933, as amended (the "Securities Act"), and is being made only to "accredited investors" (as defined in Rule 501 of Regulation D under the Securities Act).

         1. PURCHASE PRICE. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for the Shares and the Warrant for an aggregate purchase price of $_________, which amount is payable as described in
Section 4 hereof.

         2. ACCEPTANCE OF SUBSCRIPTION AND ISSUANCE OF SHARES AND THE WARRANT. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any of the Shares or the Warrant to any person who is a resident of a jurisdiction in which the issuance of Shares or the Warrant to such person would constitute a violation of the securities, "blue sky" or other similar laws of such jurisdiction (collectively referred to as the "State Securities Laws").

         3. THE CLOSING. The closing of the purchase and sale of the Shares and the Warrant (the "Closing") shall take place on October 11, 2000 (the "Closing Date") and at a place and at a time mutually agreed to by the Company and the undersigned.

         4. PAYMENT FOR SHARES AND THE WARRANT. Payment for the Shares and the Warrant shall be received by the Company from the undersigned by cashier's check or wire transfer


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of immediately available funds at or prior to the Closing. The Company shall deliver the Shares and the Warrant to the undersigned at the Closing.

         5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. When used in this
Section 5, the phrase "to the Company's knowledge" shall mean the actual knowledge of the officers of the Company. The Company hereby represents and warrants to the undersigned that:

                  (a) The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets. The Company is duly qualified as a foreign corporation to do business in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except where the failure to so qualify would not materially or adversely affect the Company, its business, assets, condition (financial or otherwise) or operations.

                  (b) The Company has all requisite authority to enter into this Agreement, the Warrant and the Registration Rights Agreement (as defined in Section 18) and to perform all the obligations required to be performed by the Company hereunder and thereunder. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Registration Rights Agreement, the performance of all the Company's obligations hereunder and thereunder, and for the authorization, issuance, sale and delivery of the Shares and the Warrant has been taken or will be taken prior to the Closing. Each of this Agreement and the Registration Rights Agreement, when executed and delivered by the Company, shall, assuming due execution and delivery by the undersigned, constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally, except for judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies and except for limitations on the enforceability of the indemnification and contribution provisions of the Registration Rights Agreement.

                  (c) The Shares and the Warrant, when issued and paid for, will be duly authorized, validly issued and fully paid and nonassessable, free of any liens, claims or encumbrances except for restrictions on transfer imposed by state and federal securities laws and except for the liens, claims and encumbrances created by the undersigned, and the issuance of the Shares and the Warrant is not subject to any preemptive right or right of first refusal that has not been waived. The shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") have been reserved for issuance based upon the initial exercise price, and when issued upon exercise will be duly authorized, validly issued and fully paid and nonassessable, free of any liens, claims or encumbrances except for restrictions on transfer imposed by state and federal securities laws and except for the liens, claims and encumbrances created by the undersigned.

                  (d) Assuming the accuracy of the representations and warranties of the undersigned contained in Section 6 hereof on the date hereof and on the Closing Date, the offer, issue, and sale of the Shares and the Warrant and the offer of the Warrant Shares are exempt from the registration and prospectus delivery requirements of the Securities Act and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable State Securities Laws.

                  (e) The Company has furnished to the undersigned the Company's annual report on Form 10-K for the fiscal year ended December 31, 1999 and the Company's quarterly reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000 (the "SEC Documents"). Each of the SEC Documents, as of its date (or if amended, as of the date of such amendment), complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934 (the "1934 Act"), and the information contained in such document, as of its date, did not contain any untrue statement of a material fact, and did not omit to state any material fact necessary to make any statement, in light of the circumstances under which such statement was made, not misleading. The Company has not filed with the Securities and Exchange Commission (the "SEC") any reports under the 1934 Act since the date of the quarterly report on Form 10-Q for the quarter ended June 30, 2000

                  (f) The Company has, within the past twelve months, timely filed with the SEC all reports and other documents required to be so filed.

                  (g) The Company is authorized to issue 40,000,000 shares of Common Stock and 15,000,000 shares of Preferred Stock. As of September 30, 2000, there were 10,518,371 shares of Common Stock and no shares of Preferred Stock outstanding. No shares of capital stock of the Company, or securities convertible into or exercisable for such capital stock, have been issued by the Company since September 30, 2000 except for issuances pursuant to the Company's equity compensation plans or pursuant to outstanding options, warrants, rights or convertible notes, in each case as disclosed in or attached as exhibits to the SEC Documents, and warrants to purchase 10,000 shares of Common Stock issued to Carlson Real Estate Company, Inc. on June 12, 2000 (the "Carlson Warrant"). Other than 1,816,045 shares issuable pursuant to option plans and 802,991 shares issuable pursuant to outstanding warrants, all of which are described in or attached as exhibits to the SEC Documents, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal) or agreements of any kind for the purchase or acquisition of any of its securities from the Company, except for the

         Carlson Warrant. All outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable and were issued in compliance with federal and state securities laws; and none of the outstanding shares of Common Stock were issued in violation of the preemptive rights, if any, of any stockholders of the Company.

                  (h) There is no action, suit or proceeding pending, or, to the Company's knowledge, threatened, against the Company (a) which questions the validity of this Agreement or the Registration Rights Agreement or the ability of the Company to consummate the transactions contemplated hereby or thereby or (b) which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business, properties, prospects, operations, or financial condition of the Company.

                  (i) To the Company's knowledge, there are no outstanding stockholder agreements, voting trusts, proxies or other arrangements or understandings among the stockholders of the Company relating to the voting of their respective shares other than proxies which have been or may be given in connection with the Company's annual meeting of stockholders and other than as disclosed in documents filed with the SEC pursuant to the 1934 Act.

                  (j) The execution, delivery and performance of this Agreement and the Registration Rights Agreement and consummation of the transactions contemplated hereby and thereby will not (a) violate or conflict with any provisions of the Restated Certificate of Incorporation, as amended, or Restated Bylaws of the Company; (b) result in any breach, violation of or default or loss of a benefit under, or conflict with, or permit the acceleration of any obligation under (in each case, upon the giving of notice, the passage of time, or both) any mortgage, indenture, lease, loan agreement or other agreement or instrument, permit, franchise, license, judgment, order, decree, law, ordinance, rule or regulation applicable to the Company or its properties. The Company is not in violation or default of any term of its Restated Certificate of Incorporation or Restated Bylaws or of any provision of any mortgage, indenture, lease, loan agreement or other agreement or instrument, permit, franchise, license, judgment, order, decree, law, ordinance, rule or regulation applicable to the Company or its properties where such violation or default would have a material adverse effect on the Company's business, properties, operations or financial condition.

                  (k) All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any federal, state or local governmental authority, required on the part of the Company in connection with the valid execution, delivery and performance of this Agreement and the Registration Rights Agreement, the offer, sale or issuance of the Shares and the Warrant, or the consummation of any other transaction contemplated hereby and thereby, have been obtained, or will be effective at the Closing, except for notices required or permitted to be filed with certain state and federal securities commissions after the Closing, which notices will be filed on a timely basis and except for filings and such other actions required to be taken pursuant to the Registration Rights Agreement after the date hereof.

                  (l) Except as disclosed in or contemplated by the SEC Documents and except as disclosed on Schedule 1 hereto, since June 30, 2000, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business, consistent with past practices; (ii) mortgaged, pledged or subjected to lien, charge or any other encumbrance any of its assets, tangible or intangible other than Permitted Liens (as defined below); (iii) sold, assigned or transferred any of its assets or canceled any debts or obligations except in the ordinary course of business, consistent with past practices; (iv) suffered any extraordinary losses, or waived any rights of substantial value; (v) sold, assigned or transferred to a third party that is not an affiliate (within the meaning set forth in Rule 405 under the Securities Act) any material patents, trademarks, copyrights, trade secrets or other intangible assets for compensation less than the fair value of such assets; (vi) declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; (vii) entered into any material transaction other than in the ordinary course of business, consistent with past practices; (viii) violated any term of its Restated Certificate of Incorporation or Restated By-Laws or defaulted on any provision of any mortgage, indenture, lease, loan agreement or other agreement or instrument or violated any permit, franchise, license, judgment, order, decree, law, ordinance, rule or regulation applicable to the Company or its properties where such violation or default would have a material adverse effect on the Company's business, properties, prospects, operations or financial condition; or (ix) otherwise had any material change in its condition, financial or otherwise, except for changes in the ordinary course of business, consistent with past practices, none of which individually or in the aggregate has had a material adverse effect on the Company. For purposes of this Section 5(l), "Permitted Liens" shall mean (i) liens for taxes, assessments and governmental charges or levies not yet due and payable, and (ii) inchoate encumbrances imposed by federal or state laws, statutes or regulations, such as materialmen's, mechanics', carriers', workmen's and repairmen's liens which are not, in the aggregate, material.

                  (m) Subject to the terms of the letter described in item 1 on
         Schedule 1 hereto, the Common Stock of the Company is currently and shall continue to be listed on The Nasdaq SmallCap Market.

                  (n) No representation or warranty by the Company in this Agreement, and no statement by an officer of the Company contained in any document, certificate or other writing furnished to the undersigned in connection with the transactions contemplated hereby, when taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements herein or therein not misleading in light of the circumstances in which they are made.

                  (o) To the Company's knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted. Except as described in or attached as an exhibit to the SEC Documents, there are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products. The Company has not received any communications alleging that the Company has violated or, by conducting its business as presently proposed would violate, any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

                  (p) To the Company's knowledge, none of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as presently proposed to be conducted. Each former and current employee, officer and consultant of the Company has executed a proprietary information and inventions agreement in the form(s) as delivered to the Purchasers.

                  (q) The Company is not a real property holding corporation within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986 and any regulations promulgated thereunder.

         6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE UNDERSIGNED. The undersigned hereby represents and warrants to and covenants with the Company that:

                  (a)      GENERAL:

                                    (i) The undersigned has all requisite
                  authority to enter into this Agreement and the Registration Rights Agreement and to perform all the obligations required to be performed by the undersigned hereunder and thereunder. Each of this Agreement and the Registration Rights Agreement, when executed and delivered by the undersigned, shall, assuming due execution and delivery by the Company, constitute a valid and legally binding obligation of the undersigned enforceable in accordance with its terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and except for judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

                                    (ii) The undersigned is a resident of or is
                  domiciled in the state or other jurisdiction set forth on the signature page hereto.

                  (b)      INFORMATION CONCERNING THE COMPANY:

                                    (i) The undersigned realizes that purchase
                  of the Shares and the Warrant is a speculative investment, and that the economic benefits which may be derived therefrom are uncertain. In determining whether or not to make an investment in the Company, the undersigned has relied solely upon the written materials provided to the undersigned by the Company, receipt of which is hereby acknowledged, and upon independent investigations made by the undersigned and the undersigned's representatives.

                                    (ii) The opportunity has been made available
                  to the undersigned to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the Shares and the Warrant and to review the Company's material books and records.

                                    (iii) The undersigned understands that no
                  federal or state agency has passed upon the Shares or the Warrant or made any finding or determination concerning the fairness or advisability of this investment.

                  (c)      STATUS OF UNDERSIGNED:

                                    (i) The undersigned, if an individual, has
                  attained the age of majority (as established in the undersigned's state of residence), and, in any event, is under no disability with respect to entering into a contractual relationship with the Company and in executing this Agreement.

                                    (ii) The undersigned has such knowledge,
                  skill and experience in business, financial and investment matters so that the undersigned is capable of evaluating the merits and risks of the investment to be made hereunder. To the extent necessary, the undersigned has retained, at the undersigned's own expense, and relied upon, appropriate professional advice regarding the

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                  investment, tax and legal merits and consequences of this
                  Agreement and of owning the Shares, the Warrant and the Warrant Shares.

                                    (iii) The undersigned is acquiring the
                  Shares, the Warrant and the Warrant Shares for its own account or for the account of its clients for investment only, and not with a view towards their distribution. The undersigned's clients have represented to the undersigned that such clients are acquiring the Shares, the Warrant and the Warrant Shares for investment only, and not with a view towards their distribution.

                                    (iv) The undersigned, and any of the
                  undersigned's clients to which it attributes any of the Shares, the Warrant or the Warrant Shares is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Shares and the Warrant. The undersigned acknowledges that the undersigned has completed Part I, the Subscriber Information questionnaire, and Part II, the Accreditation Criteria questionnaire, previously provided to the undersigned and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof.

                                    (v) The information presented and statements
                  made by the undersigned in the questionnaire referred to in
                  Section 6(c)(iv) completed and delivered by the undersigned and returned to the Company with this Agreement are complete and accurate as of this date and may be relied upon by the Company in determining whether to accept this offer.

                                    (vi) The undersigned's commitment to
                  investments that are not readily marketable is not disproportionate to the undersigned's net worth, and the investment to be made hereunder will not cause such commitment to become excessive. The undersigned has adequate means of providing for the undersigned's current needs and contingencies and has no need for liquidity with respect to the undersigned's investment contemplated hereby, and can withstand a complete loss of such investment.

                  (d) RESTRICTIONS ON TRANSFER OR SALE OF SHARES, THE WARRANT AND THE WARRANT SHARES:

                                    (i) The undersigned understands that the
                  Shares, the Warrant and the Warrant Shares have not been registered under the Securities Act, or any State Securities Laws, in reliance on exemptions from registration which depend, in part, on the undersigned's investment intention; and, accordingly, the truth and accuracy of the foregoing representation will be relied upon by the Company to establish such exemptions. The undersigned acknowledges that the Company is not required to recognize any transfer of the Shares, the Warrant or the Warrant Shares unless, in the opinion of counsel to the Company, such transfer would not result in a violation of any federal or state law regarding the offer and sale of securities and unless the other restrictions on transfer set forth in the Shares, the Warrant or the Warrant Shares, as the case may be, are complied with.

                                    (ii) The undersigned understands that the
                  Shares and the Warrant are, and upon exercise of the Warrant the Warrant Shares will be, "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the SEC provide in substance that the undersigned may dispose of the Shares, the Warrant or the Warrant Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Company has no obligation or intention to register any of the Shares, the Warrant or the Warrant Shares (except for the registration rights referred to in Section 18 hereof), or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that, under the SEC's rules and until the Shares, the Warrant or the Warrant Shares are registered for sale under the Securities Act, the undersigned may dispose of the Shares, the Warrant or the Warrant Shares, as the case may be, principally only in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the undersigned. As a consequence, the undersigned understands that the undersigned must bear the economic risks of the investment in the Shares, the Warrant or the Warrant Shares for an indefinite period of time.

                                    (iii) The undersigned agrees: (A) that the
                  undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Shares, the Warrant or the Warrant Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares, the Warrant or the Warrant Shares, as applicable, under the Securities Act and all applicable State Securities Laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the Warrant and the certificate(s) for the Shares and the Warrant Shares (when and if issued) will bear a legend making reference to the foregoing restrictions; and (C) that the Company and any transfer agent for the Shares, the Warrant and the Warrant Shares shall not be required to give effect to any purported transfer of such securities except upon compliance with the foregoing restrictions.

                                    (iv) The undersigned acknowledges that the
                  Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the offering and to return the previously paid subscription price of the Shares and the Warrant, without interest thereon, to the undersigned.

                                    (v) The undersigned has not used any person
                  as a "Purchaser Representative" within the meaning of SEC Regulation D to represent it in determining whether it should purchase the Shares or the Warrant.

                  (c) CONFIDENTIALITY AGREEMENT. The undersigned agrees that, except with the prior written permission of the Company, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the Company, including the existence or terms of this Agreement or the nature of the transactions contemplated hereby, to which the undersigned has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement or the performance of this Agreement until the Company has made such information publicly available.

         7.       CONDITIONS TO CLOSING.

                  (a) CONDITIONS TO OBLIGATIONS OF THE UNDERSIGNED. The undersigned's obligation to purchase the Shares and the Warrant at the Closing is subject to the fulfillment, at or prior to the Closing, of all of the following conditions, any of which may be waived by the undersigned:

                                    (i) The representations and warranties made
                  by the Company in Section 5 hereof shall be true and correct in all respects on the date of the Closing with the same force and effect as if they had been made on and as of said date; and the Company shall have performed and complied with all obligations, agreements and conditions herein required to be performed by it on or prior to the Closing.

                                    (ii) The undersigned shall have received
                  from Faegre & Benson LLP, counsel to the Company, an opinion letter substantially in the form attached hereto as Exhibit C, addressed to it, dated the date of the Closing.

                                    (iii) All corporate and other proceedings in
                  connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the undersigned, and the undersigned shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

                                    (iv) All authorizations, approvals, or
                  permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares and the Warrant pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing, except for notices required or permitted to be filed with certain state and federal securities commissions after the Closing, which notices will be filed on a timely basis and except for filings and other actions required to be taken pursuant to the Registration Rights Agreement after the date hereof. At the time of the Closing, the sale and issuance of the Shares and the Warrant shall be legally permitted by all laws and regulations to which the undersigned and the Company are subject.

                                    (v) No stop order or other order enjoining
                  the sale of the Shares and the Warrant shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any other state having jurisdiction over this transaction.

                                    (vi) The Company shall have delivered to the
                  undersigned a Certificate, executed by the President of the Company, dated the Closing Date, certifying to (i) the fulfillment of the conditions specified in subparagraphs (i) and (v) of this Section 7 and (ii) the incumbency of the officers of the Company executing this Agreement and the other instruments delivered by the Company upon the Closing.

                                    (vii) The Company shall have delivered to
                  the undersigned a Certificate, executed by the Secretary of the Company, dated the Closing Date, certifying that (i) the copies of the Restated Certificate of Incorporation, as amended, and the Restated By-Laws, as amended, of the Company attached thereto are true and complete and are in full force and effect and (ii) the copy of the resolutions duly adopted by the Board of Directors of the Company attached thereto is true and correct and that such resolutions have been entered in the minute books of the Company and have not been amended, altered or repealed and remain in full force and effect. The Company will attach to such Certificate good standing certificates, dated as of a recent date, with respect to the Company from the applicable authorities in Delaware and any other jurisdiction in which the Company is qualified to do business.

                  (b) CONDITIONS TO OBLIGATIONS OF THE COMPANY. In addition to, and not in limitation of, the Company's rights set forth in Section 2 hereof, the Company's obligation to issue and sell the Shares and the Warrant at the Closing is subject to the fulfillment, on or prior to the Closing, of the following conditions, any of which may be waived by the Company:

                                    (i) The representations and warranties made
                  by the undersigned in Section 6 hereof shall be true and correct in all respects on the date of the Closing with the same force and effect as if they had been made on and as of said date, and the undersigned shall have performed and complied with all obligations, agreements and conditions herein required to be performed by the undersigned on or before the Closing.

                                    (ii) All authorizations, approvals, or
                  permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares and the Warrant pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares and the Warrant shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares and the Warrant shall be legally permitted by all laws and regulations to which the undersigned and the Company are subject.

         8. LEGEND. Each certificate for Shares and the Warrant will be imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR, IN THE OPINION OF COUNSEL, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED."

         9. BROKERS. Except for the letter agreement dated October 11, 2000 between the Company and Lombard Odier & Cie, the undersigned has not entered into any agreement to pay any broker's or finder's fee to any person with respect to this Agreement or the transactions contemplated hereby.

         10. FILING OF REPORTS. The Company will, so long as it has securities registered pursuant to Section 12 of the 1934 Act or has securities registered pursuant to the Securities Act, make timely filing of such reports as are required to be filed by it with the SEC so that Rule 144 under the Securities Act or any successor provision thereto will be available to the security holders of the Company who are otherwise able to take advantage of the provisions of such Rule.

         11. WAIVER, AMENDMENT. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought, and any waiver, change, discharge or termination shall be effective only to the extent specifically set forth in such writing.

         12. ASSIGNABILITY. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

         13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         14. SECTION AND OTHER HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

         16. NOTICES. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

                  (a)      If to the Company, to it at the following address:

                                    GalaGen Inc.
                                    Suite 301
                                    301 Carlson Parkway
                                    Minnetonka, Minnesota  55305
                                    Attn:  Chief Executive Officer

                  (b) If to the undersigned, the address set forth on the signature page hereto;

or at such other address as either party shall have specified by notice in writing to the other.

         17. BINDING EFFECT. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         18. REGISTRATION RIGHTS. The Company and the undersigned agree that the undersigned shall have the benefit of the registration rights as set forth in the Registration Rights Agreement of even date herewith, in the form attached as Exhibit B hereto (the "Registration Rights Agreement"), with respect to the resale of the Shares and the Warrant Shares.

         19. SURVIVAL. All representations, warranties and covenants contained in this Agreement shall survive (i) the acceptance of the subscription by the Company and (ii) if the undersigned is an individual, the death or disability of the undersigned.

         20. NOTIFICATION OF CHANGES. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing of the purchase of the Shares pursuant to this Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Agreement to be false or incorrect.

         21. ENTIRE AGREEMENT. This Agreement, the Appendices hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

         22. SEPARABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         23. DELAYS OR OMISSIONS. No delay or omission to exercise any right, power, or remedy accruing to either party or its respective successors and assigns upon any breach, default or noncompliance of the other party hereto under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that all remedies, either under this Agreement, by law, or otherwise afforded to either party shall be cumulative and not alternative.

         24. PREVAILING PARTY. If legal action is brought by, or on behalf of, either party to enforce or interpret this Agreement, the prevailing party shall be entitled to recover its attorneys' fees and legal costs in connection therewith.

         25. FEES AND EXPENSES. At the Closing, the Company shall pay the reasonable fees and expenses of Cooley Godward LLP, the special counsel for Lombard Odier & Cie in connection with the transactions contemplated by this Agreement; provided, however, that the aggregate amount of such reimbursement shall not exceed $25,000.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement and Investment Letter this 11th day of October, 2000.



                                  ----------------------------------------------
                                   Signature

                                  ----------------------------------------------
                                   Print Name

                                  ----------------------------------------------
                                   Number and Street

                                  ----------------------------------------------
                                   City, State and Zip

                                  ----------------------------------------------
                                   Subscriber's Social Security
                                   or Tax Identification Number


                                  ----------------------------------------------
                                   Signature of Co-owner if applicable


If Joint Ownership, check one (all parties must sign above):

( )      Joint Tenants with                 ( ) Tenants in Common
         Right of Survivorship

( )      Community Property

If Fiduciary, Corporation or Partnership, check one:

( ) Trust             ( ) Estate                ( ) Power of Attorney

( ) Corporation       ( ) Partnership

Accepted as of October 11, 2000


GALAGEN INC.


By:_______________________
   Name:__________________
   Title:_________________

                                                                      SCHEDULE 1


1. Letter from The Nasdaq Stock Market to Gordon S. Weber, Esq. dated September 27, 2000.

2.   The following press releases were issued by the Company:

         Sep 29, 2000
         GalaGen Securities to Trade on Nasdaq SmallCap Market; Nasdaq Grants
           GalaGen Extension to Comply With Listing Requirements

         Aug 1, 2000
         GalaGen Second-Quarter Results Reflect Investment in Marketing and Science

         Jul 19, 2000
         RDIA and LSRO Spearhead Consensus-Building Conference on Proposed
           New Process for Reviewing Structure/Function Claims

         Jul 13, 2000
         GalaGen Announces Agreement With Estee Lauder

3. The Company had net losses of approximately $1,100,000 in the third quarter of 2000.

4. The Company financed the purchase of approximately $150,000 of computer equipment and office furniture and gave a security interest in those assets to secure the debt.

                                                                       EXHIBIT A

                                     WARRANT

                  To Subscribe for and Purchase Common Stock of

                                  GALAGEN INC.


         THIS CERTIFIES THAT, for value received, __________________________ (herein called "Purchaser") or registered assigns is entitled to subscribe for and purchase from GalaGen Inc. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, at the price specified below (subject to adjustment as noted below) at any time from and after the date hereof to and including October 11, 2010, ___________________________________ (_______) fully paid and nonassessable shares of the Company's Common Stock (subject to adjustment as noted below). This Warrant has been issued in connection with the purchase from the Company by Purchaser of shares of Common Stock of the Company pursuant to a Subscription Agreement and Investment Letter dated October 11, 2000 (the "Agreement") between the Company and the Purchaser.

         The warrant purchase price (subject to adjustment as noted below) shall be $.80 per share.

         This Warrant is subject to the following provisions, terms and conditions:

         1. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, by written notice of exercise delivered to the Company and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by check of the purchase price for such shares. The Company agrees that the shares so purchased shall be and are deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding 10 days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

         2. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of stock upon exercise of this Warrant except in accordance with the provisions, and subject to the limitations, of paragraph 7 hereof and the restrictive legend under the heading "Restriction on Transfer" below.

         3. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         4.  The above provisions are, however, subject to the following:

         (a) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the warrant purchase price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the warrant purchase price in effect immediately prior to such combination shall be proportionately increased.

         (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

         (c) Upon any adjustment of the warrant purchase price, then and in each such case the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         (d) No fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the market price per share of Common Stock as of the close of business on the date of the notice required by paragraph 1 above. "Market price" for purposes of this paragraph 4(d) and for purposes of paragraph 10(c) hereof shall mean, if the Common Stock is traded on a securities exchange or on the Nasdaq National Market, the closing price of the Common Stock on such exchange or the Nasdaq National Market, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of 20 consecutive business days prior to the date as of which "market price" is being determined. If at any time the Common Stock is not traded on an exchange or the Nasdaq National Market, or otherwise traded in the over-the-counter market, the "market price" shall be deemed to be the higher of
(i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within l5 days of the date as of which the determination is to be made.

         5. As used herein, the term "Common Stock" shall mean and include the Company's presently authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares purchasable pursuant to this Warrant shall include shares designated as Common Stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph 4(b) above.

         6. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

         7. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant, or transferring any Common Stock issuable or issued upon the exercise hereof prior to such time as such Common Stock has been registered for resale with the Securities and Exchange Commission, of such holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Such holder shall also provide the Company, if reasonably requested, with an opinion of counsel satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or the shares of Common Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and opinion by the Company, such holder shall be entitled to transfer this Warrant, or to dispose of shares of Common Stock received upon the exercise of this Warrant, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares.

         8. Subject to the provisions of paragraph 7 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

         9. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

         10. (a) In addition to and without limiting the rights of the holder of this Warrant under the terms of this Warrant, the holder of this Warrant shall have the right (the "Conversion Right") to convert this Warrant or any portion thereof into shares of Common Stock as provided in this paragraph 10 at any time or from time to time prior to its expiration. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder of this Warrant, without payment by the holder of any exercise price or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Warrant Shares by the fair market value (as defined in paragraph (c) below) of a single share of Common Stock, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Warrant Shares shall be determined by subtracting the aggregate warrant purchase price of the Converted Warrant Shares from the aggregate fair market value of the Converted Warrant Shares. Notwithstanding anything in this paragraph 10 to the contrary, the Conversion Right cannot be exercised with respect to a number of Converted Warrant Shares having a Net Value below $100. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder of this Warrant an amount in cash equal to the fair market value of the resulting fractional share.

         (b) The Conversion Right may be exercised by the holder of this Warrant by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in paragraph (a) above as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration date of this Warrant. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new warrant evidencing the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder of this Warrant within 10 days following the Conversion Date.

         (c) For purposes of this paragraph 10, the "fair market value" of a share of Common Stock as of a particular date shall be its "market price", calculated as described in paragraph 4(d) hereof.

         11. All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the internal law of the State of Delaware.

         12. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         13. Any notice, request or other document required or permitted to be delivered to the holder of this Warrant or the Company shall be delivered or shall be sent by confirmed facsimile or by certified mail, postage prepaid, to such holder at its address as shown on the books of the Company or to the Company at Suite 301, 301 Carlson Parkway, Minnetonka, Minnesota 55305, fax
(952) 249-8221, Attention: Secretary, or such other address as either may from time to time provide to the other.

         14. This Warrant shall be binding and inure to the benefit of the successors and permitted assigns of the Company and, subject to the provisions of paragraph 8, the holder of this Warrant.

         15. The Company represents and warrants to the holder of this Warrant that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of October 11, 2000.

                                  GALAGEN INC.



                                  By____________________________________________
                                       Its______________________________________



                             RESTRICTION ON TRANSFER

         The securities evidenced hereby may not be transferred without (i) the opinion of counsel satisfactory to the Company that such transfer may be lawfully made without registration under the Federal Securities Act of 1933 and all applicable state securities laws or (ii) such registration.

                               FORM OF ASSIGNMENT
                       (To Be Signed Only Upon Assignment)


  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto this Warrant, and appoints

to transfer this Warrant on the books of the Company with the full power of substitution in the premises.

Dated:

In the presence of:

                    ----------------------------------------------------------
                    (Signature must conform in all respects to the name of the holder as specified on the face of this Warrant without alteration, enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner)

                                SUBSCRIPTION FORM

              To be Executed by the Holder of this Warrant if such
                Holder Desires to Exercise this Warrant in Whole
                                   or in Part:

To:  GalaGen Inc. (the "Company")

              The undersigned _________________________

                     Please insert Social Security or other
                        identifying number of Subscriber:

                             _______________________

hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, ________ shares of the Common Stock provided for therein and tenders payment herewith to the order of the Company in the amount of $_______, such payment being made as provided on the face of this Warrant.

         The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:
                      ----------------------------------------------------------
Address:
                      ----------------------------------------------------------
Deliver to:
                      ----------------------------------------------------------
Address:
                      ----------------------------------------------------------

and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated:
                  Signature _________________________________________________

                    Note: The signature on this Subscription Form must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever.

                                                                       EXHIBIT B

                               REGISTRATION RIGHTS


                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT, dated the 11th of October, 2000, between ____________________ (the "Holder") and GALAGEN INC., a Delaware corporation (the "Company").

                  WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holder is purchasing from the Company, pursuant to a Subscription Agreement and Investment Letter of even date herewith (the "Subscription Agreement"), shares of Common Stock of the Company (the "Shares"); and

                  WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the Shares;

                  NOW, THEREFORE, the parties hereto mutually agree as follows:

                  Section 1. REGISTRABLE SECURITIES. As used herein the term "Registrable Security" means the Shares and the shares of Common Stock issued or issuable upon exercise of the Warrant (as defined in the Subscription Agreement); provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "Act"), and disposed of pursuant thereto, (ii) registration under the Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144(k) promulgated under the Act, or (iii) it has ceased to be outstanding and, provided further, that the parties understand that, with respect to the shares of Common Stock issued or issuable upon exercise of the Warrant, the registration rights granted by this Agreement relate only to the resale of such shares. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock of the Company, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section 1.

              Section 2. RESTRICTIONS ON TRANSFER. The Holder acknowledges and understands that prior to the registration of the Shares as provided herein, the Shares are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holder understands that no disposition or transfer of the Shares may be made by Holder in the absence of (i) an opinion of counsel from counsel to the Holder, which opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that such transfer may be made without registration under the Act or (ii) such registration.

              Section 3.  REGISTRATION RIGHTS.

                   (a) The Company shall, within thirty days of the date hereof, file with the Securities and Exchange Commission (the "Commission"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of all Registrable Securities, a registration statement under the Act so as to permit a public offering and sale of the Registrable Securities under the Act (the "Registration Statement").

                   (b) The Company will keep any Registration Statement or post-effective amendment filed under this Section 3 current under the Act until the earliest of (i) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement, (ii) the date that the Registrable Securities may be sold under the provisions of Rule 144(k) or (iii) the second anniversary of the effective date of the Registration Statement.

                   (c) Except as otherwise provided in Section 9 hereof, all fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of any Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. In addition, the Company shall reimburse the reasonable legal fees and expenses of one special legal counsel to the Holder and the other holders of securities included in any Registration Statement pursuant to this Agreement and any other Registration Rights Agreements similar hereto and of even date herewith in connection with the securities proposed to be registered in such Registration Statement; provided, however, that the aggregate amount of such reimbursement shall not exceed $25,000. The Holder shall bear the cost of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered. The Company shall use its best efforts to qualify any of the Registrable Securities for sale in such states as the Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers. The Company at its expense will supply the Holder with copies of the Registration Statement and the prospectus included therein (the "Prospectus") and other related documents in such quantities as may be reasonably requested by the Holder.

                   (d) No provision contained herein shall preclude the Company from selling securities pursuant to any Registration Statement in which it is required to include Registrable Securities pursuant to this Section 3.

                   (e) If, at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Holder in writing of the existence of a Potential Material Event (as hereinafter defined), the Holder shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; PROVIDED, HOWEVER, that the Company may not so suspend the rights of the Holder for more than one
(1) thirty (30) day period and one (1) twenty (20) day period in the aggregate during any twelve month period, with at least a ten (10) business day interval between such periods, during the period the Registration Statement is required to be in effect.

                  "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement (including disclosure to be made in a document filed pursuant to the Securities Exchange Act of 1934, as amended, and incorporated by reference into such registration statement (an "Incorporated Document")), which shall be evidenced by determinations in good faith by the Chief Executive Officer or the Board of Directors of the Company that disclosure of such information in the Registration Statement (or in an Incorporated Document) would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement (including disclosure to be made in an Incorporated Document) at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the Registration Statement (including any Incorporated Documents) would be materially misleading absent the inclusion of such information.

                  Section 4. COOPERATION WITH COMPANY. The Holder will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

                  Section 5. REGISTRATION PROCEDURES. In connection with the registration of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

                   (a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by the Registration Statement whenever the Holder of the Registrable Securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time pursuant to Rule 415 promulgated under the Act);

                   (b) furnish to the Holder such numbers of copies of the Prospectus, including any amendment or supplement thereto, in conformity with the requirements of the Act, as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holder;

                   (c) use its best efforts to register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request (subject to the limitations set forth in

Section 3(c) above), and do any and all other acts and things which may be necessary or advisable to enable the Holder to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities owned by the Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                   (d) use its best efforts to list the Registrable Securities on The Nasdaq National Market, The Nasdaq SmallCap Market or other national securities exchange on which any securities of the Company are then listed, if the listing of such securities is then permitted under the rules of Nasdaq or of such exchange;

                   (e) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering; and

                   (f) notify the Holder, at any time when a Prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  Section 6.  INDEMNIFICATION.

                   (a) In the event of the filing of any Registration Statement with respect to Registrable Securities pursuant to Section 3 hereof, the Company agrees to indemnify and hold harmless the Holder and each person, if any, who controls the Holder within the meaning of the Act (the "Distributing Holder") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Distributing Holder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holder specifically for use in the preparation thereof. This
Section 6(a) shall not inure to the benefit of any Distributing Holder with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Holder failed to send or give (in violation of the Act or the rules and regulations promulgated thereunder) a copy of the Prospectus contained in the Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Distributing Holder was obligated to do so under the Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                   (b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer and director of the Company or person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder specifically for use in the preparation thereof. The indemnity obligation of the Distributing Holder set forth in this Section 6(b) shall not exceed the proceeds received by the Distributing Holder upon a sale of Registrable Securities pursuant to the Registration Statement. This indemnity agreement will be in addition to any liability which the Distributing Holder may otherwise have.

                   (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the indemnified party's failure to so notify in breach of this Section 6(c) materially prejudices the indemnifying party's ability to defend such action or claim. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of any action in respect of which indemnification may be sought hereunder unless such settlement or compromise includes an unconditional release of the indemnified party from all liability arising out of such action or claim.

                  Section 7. CONTRIBUTION. In order to provide for just and equitable contribution under the Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  Section 8. NOTICES. Any notice pursuant to this Agreement by the Company or by the Holder shall be in writing and shall be deemed to have been duly given if delivered by (i) hand, (ii) by facsimile and followed by mail delivery, (iii) if mailed by certified mail, return receipt requested, postage prepaid, or (iv) if sent by overnight courier, addressed as follows:

                   (a) If to the Holder, to its, his or her address set forth on the signature page of this Agreement.

                   (b) If to the Company, at GalaGen Inc., Suite 301, 301 Carlson Parkway, Minnetonka, Minnesota 55305, Attn: Chief Executive Officer,
(tele) (952) 257-5500, (fax) (952) 249-8221,

or to such other address as any such party may designate by notice to the other party. Notices shall be deemed given at the time they are delivered personally or five (5) days after they are mailed in the manner set forth above or two (2) days after they are sent by overnight courier in the manner set forth above. If notice is delivered by facsimile to the Company and followed by mail, delivery shall be deemed given two (2) days after such facsimile is sent.

                  Section 9. ASSIGNMENT. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. This Agreement cannot be assigned, amended or modified by the parties hereto, except by written agreement executed by the parties; provided, however, that in the event that the Holder transfers any of the Shares, the Warrant or the Warrant Shares (each as defined in the Subscription Agreement) to an Affiliate (as defined in Rule 405 under the Act) of the Holder in accordance with the provisions of the Subscription Agreement, the Holder may, without the consent of the Company, concurrently assign the rights under this Agreement with respect to such Shares or Warrant Shares to such Affiliate if such Affiliate agrees to pay all expenses incurred by the Company in connection with such transfer and assignment including, without limitation, any expenses associated with amending the Registration Statement.

                  Section 10. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Section 11. HEADINGS. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 12. GOVERNING LAW, VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State, without regard to its principles of conflicts of laws.

                  Section 13. SEVERABILITY. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceablity shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, on the day and year first above written.

                                  GALAGEN INC.


                                  By____________________________________________
                                        Its_____________________________________


                                  HOLDER:

                                  ______________________________________________


                                  By____________________________________________
                                        Its_____________________________________

                                  Address:______________________________________
                                  ______________________________________________
                                  ______________________________________________